UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
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EyeGate Pharmaceuticals, Inc.

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EYEGATE PHARMACEUTICALS, INC.
271 Waverley Oaks Road, Suite 108
Waltham, MA 02452
May 29, 2018
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of EyeGate Pharmaceuticals, Inc. (the “Annual Meeting”) to be held on Tuesday, July 10, 2018 at 10:00 a.m. Eastern Time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110. At the meeting, we will be voting on the matters described in this Proxy Statement.
We are using the Internet as our primary means of furnishing the proxy materials to our shareholders. This process expedites the delivery of proxy materials, materials remain easily accessible to shareholders, and shareholders receive clear instructions for receiving materials and voting.
We are mailing the Notice of Internet Availability of Proxy Materials to shareholders on or about May 29, 2018. The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, are available at www.proxyvote.com.
The Notice of Internet Availability of Proxy Materials contains instructions for our shareholders’ use of this process, including how to access our Proxy Statement and 2017 Annual Report and how to vote, including online or by mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may (i) receive a paper copy of the Proxy Statement and the Company’s Annual Report on Form 10-K, if you received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive your Proxy Statement and Annual Report only over the Internet, if you received them by mail this year.
If you are unable to attend the meeting, it is still important that your shares be represented and voted. Therefore, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY MAIL. Any shareholder who attends the meeting may vote in person, even if he or she has voted through the Internet, by telephone or by mail.
The board of directors has fixed the close of business on May 14, 2018 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.
Sincerely,
Stephen From
President and Chief Executive Officer

EYEGATE PHARMACEUTICALS, INC.
271 Waverley Oaks Road, Suite 108
Waltham, MA 02452
(781) 788-8869

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 10, 2018

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EyeGate Pharmaceuticals, Inc. (the “Company”) will be held on Tuesday, July 10, 2018, at 10:00 a.m. Eastern Time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110 for the following purposes:
1.
The election of the director nominees as Class III Directors, nominated by the board of directors, for a three-year term, such term to continue until the annual meeting of stockholders in 2021 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

2.
The ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.
The approval of an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 6,000,000 shares;

4.
The approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 120,000,000;

5.
The approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-15, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the “Reverse Stock Split”); and

6.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The board of directors has fixed the close of business on May 14, 2018 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.
In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.
The board of directors of EyeGate Pharmaceuticals, Inc. recommends that you vote “FOR” the election of the nominees of the board of directors as directors of EyeGate Pharmaceuticals, Inc., “FOR” the proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm, “FOR” the proposal to amend the 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 6,000,000 shares, FOR the proposal to approve the amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 120,000,000, and “FOR” the proposal to approve the amendment of the Company’s Restated Certificate of Incorporation for the Reverse Stock Split.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Tuesday, July 10, 2018: The Proxy Statement and 2017 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2017, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.
By order of the board of directors,
Stephen From
President and Chief Executive Officer
Waltham, Massachusetts
May 29, 2018
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

EyeGate Pharmaceuticals, Inc.
Notice of 2018 Annual Meeting of Stockholders,
Proxy Statement and Other Information
Contents
i

EYEGATE PHARMACEUTICALS, INC.
271 Waverley Oaks Road, Suite 108
Waltham, MA 02452
(781) 788-8869

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held on Tuesday, July 10, 2018
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of EyeGate Pharmaceuticals, Inc. (the “Company” or “we”) for use at the Annual Meeting of Stockholders of the Company to be held on July 10, 2018, at 10:00 a.m. Eastern Time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110, and any adjournments or postponements thereof. You may obtain directions to the Annual Meeting at www.proxyvote.com. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:
1.
The election of the director Nominees as Class III directors, nominated by the board of directors (or the “board”), for a three-year term, such term to continue until the annual meeting of stockholders in 2020 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

2.
The ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.
The approval of an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 6,000,000 shares;

4.
The approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 120,000,000;

5.
The approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-15, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the “Reverse Stock Split”); and

6.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Under rules and regulations of the Securities and Exchange Commission, or SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner of our common stock, we are now furnishing proxy materials, which include our Proxy Statement and Annual Report, to our shareholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail. The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders of the Company on or about May 29, 2018, in connection with the solicitation of proxies for the Annual Meeting. The board of directors has fixed the close of business on May 14, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of common stock, par value $0.01 per share, of the Company (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 41,735,005 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. As of the Record Date, there were approximately 65 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.
The presence, in person or by proxy, of holders of at least a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the

Internet or telephone, or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of directors if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.
With respect to the election of Class III directors in Proposal 1, such directors are elected by a plurality of the votes cast if a quorum is present. Votes may be cast for the directors or withheld. In a plurality election, votes may only be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the persons receiving the highest number of  “FOR” votes will be elected as a director. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.
Approval of Proposal No. 2 regarding the ratification of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on Proposal No. 2.
Approval of Proposal No. 3 regarding the amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 6,000,000 shares requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on Proposal No. 3.
Approval of Proposal No. 4 regarding the approval of the proposed amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 120,000,000 requires the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such amendment. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against Proposal No. 4. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on Proposal No 4.
Approval of Proposal No. 5 regarding the approval of an amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-15, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors, requires the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such amendment. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against Proposal No. 5. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on Proposal No 5.
The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.
You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.
Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting. Any record holder as of the Record Date may attend the Annual Meeting in person and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Annual Meeting.
Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
Our board of directors recommends an affirmative vote on all proposals specified in the notice for the Annual Meeting. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the board of directors’ recommendations.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Tuesday, July 10, 2018: The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1
ELECTION OF DIRECTORS
The board of directors of the Company currently consists of eight members and is divided into three classes of directors, with three directors in Class I, three directors in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by our stockholders at each annual meeting to succeed the directors of the same class whose terms are then expiring.
At the Annual Meeting, two Class III directors, nominated by the board of directors, will stand for election to serve until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal. On May 15, 2018, Mr. Steven J. Boyd was appointed to the Board as a Class I director. Thomas Balland will not stand for re-election at the Annual Meeting.
At the recommendation of the nominating and corporate governance committee, the board of directors has nominated Mr. Stephen From and Mr. Peter Greenleaf for election as the Class III directors of the Company. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of Mr. Stephen From and Mr. Peter Greenleaf. The nominees have agreed to stand for election and, if elected, to serve as a directors. However, if any such person nominated by the board of directors is unable to serve or will not serve, the proxies will be voted for the election of such other person or persons as the nominating and corporate governance committee and the board of directors may recommend.
Vote Required
The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of each of the nominees as a Class III director of the Company.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES OF THE BOARD OF DIRECTORS: MR. STEPHEN FROM AND MR. PETER GREENLEAF. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.
INFORMATION REGARDING DIRECTORS
Set forth below is certain information regarding the directors and director nominee of the Company based on information furnished to the Company by each director and director nominee. The biographical description below for each director and director nominee includes his age, all positions he holds with the Company, his principal occupation and business experience over the past five years, and the names of other publicly-held companies for which he currently serves as a director or has served as a director during the past five years. The biographical description below for each director and director nominee also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the board of directors that such person should serve as a director of the Company. In addition to such specific information, we also believe that all of our directors and director nominee have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our board.
The board of directors has determined that all the incumbent directors listed below are “independent” as such term is currently defined by applicable NASDAQ rules, except for Mr. Boyd, Mr. Greenleaf and Mr. From, who is also an executive officer of the Company.

The following information is current as of May 17, 2018, based on information furnished to the Company by each director:
Directors of EyeGate Pharmaceuticals, Inc.
Name	Age	Position with the Company	Director Since
Class III Director – Term expires 2018
Thomas Balland	40	Director	September 2012
Class III Directors – Nominated to Serve a Term Expiring 2021
Stephen From*	55	President, CEO and Director	October 2005
Peter Greenleaf*	46	Director Nominee	N/A
Class I Directors – Term expires 2019
Paul Chaney(3)	60	Chairman	September 2007
Bernard Malfroy-Camine(1)(2)	65	Director	July 2012
Steven J. Boyd	37	Director	May 2018
Class II Directors – Term expires 2017; Nominated to Serve a Term Expiring 2020
Thomas E. Hancock(1)(3)	54	Director	January 2007
Praveen Tyle(1)(2)(3)	58	Director	June 2008
Morton F. Goldberg(2)	80	Director	October 2008

*
Nominee for election

(1)
Member of the compensation committee

(2)
Member of the nominating and corporate governance committee

(3)
Member of the audit committee

Nominees for Election as Class III Director — Term expires 2021
Stephen From, President and Chief Executive Officer, has served as our President, Chief Executive Officer, and director since October 2005. Mr. From was formerly the Chief Financial Officer at Centelion SAS, an independent biotechnology subsidiary of Sanofi-Aventis. Prior to this, Mr. From spent several years as an investment banker specializing in the biotechnology and medical device sectors. He served as Director in the Global Healthcare Corporate and Investment Banking Group and Head of European Life Sciences for Bank of America Securities. Mr. From holds a BSc from the University of Western Ontario, an accounting diploma from Wilfred Laurier University and has qualified as a Chartered Accountant in Ontario, Canada.
We believe Mr. From’s qualifications to sit on our board of directors include his executive leadership experience, financial expertise and the knowledge and understanding he has gained from serving as our President and Chief Executive Officer since 2005.
Peter Greenleaf, Director Nominee, served as Chief Executive Officer of Sucampo Pharmaceuticals, Inc. from March 2014 through February 2018, and has been a member of the board of directors since March 2014. Mr. Greenleaf has served as a member of the board of directors of Cerecor, Inc. since May 2017 and as its Chief Executive Officer since March 2018. From June 2013 to March 2014, Mr. Greenleaf served as Chief Executive Officer and a member of the board of directors of Histogenics Corporation, a regenerative medicine company. From 2006 to 2013, Mr. Greenleaf was employed by MedImmune LLC, the global biologics arm of AstraZeneca, where he most recently served as President. From January 2010 to June 2013, Mr. Greenleaf also served as President of MedImmune Ventures, a wholly owned venture capital fund within the AstraZeneca Group. Prior to serving as President of MedImmune, Mr. Greenleaf was Senior Vice President, Commercial Operations of the company, responsible for its commercial, corporate development and strategy functions. Mr. Greenleaf has also held senior commercial roles at Centocor Biotech, Inc. (now Jansen Biotechnology, Johnson & Johnson) from 1998 to 2006, and at Boehringer Mannheim G.m.b.H. (now Roche Holdings) from 1996 to 1998. Mr. Greenleaf currently chairs the Maryland Venture Fund Authority, whose vision is to oversee implementation of InvestMaryland, a public-private partnership to spur venture capital investment in the state. He is also a member of the board of directors of the Biotechnology Industry Organization (BIO), where he serves on the Governing Boards of the Emerging Companies and Health Sections. Mr. Greenleaf earned a M.B.A degree from St. Joseph’s University and a B.S. degree from Western Connecticut State University.
We believe Mr. Greenleaf’s qualifications to sit on our board of directors include his experience serving as an executive and board member in the pharmaceutical industry.
Class III Director — Term expires 2018
Thomas Balland, Director, has served as a director since September 2012. He served as Managing Director at IPSA, a venture capital firm, from 2002 through 2018. He has over 16 years of venture capital investment experience. In addition to the Company, Mr. Balland has previously invested in and served on the boards of several biotech and medtech companies including CMC Biologics and SpineGuard. He was also on the boards of several companies that were acquired by larger entities in the life sciences industry, including Technolas Perfect Vision GmbH. Prior to joining IPSA in 2002, Mr. Balland held various positions with firms such as Mars, Inc. and Up&Up. He has degrees in engineering and finance from INSA Lyon and ESCP-EAP, respectively.
We believe Mr. Balland’s qualifications to sit on our board of directors include his executive leadership experience and his business development, strategic planning and mergers and acquisitions experience with biotech and medtech companies.
Class I Directors — Term expires 2019
Paul Chaney, Chairman of the Board, has served as a director since September 2007. He is co-founder, President & CEO of PanOptica, Inc, a private venture-backed biopharmaceutical company that licenses and develops drugs for the treatment of important ophthalmic conditions, and has held such positions since March 2009. Prior to founding PanOptica, Mr. Chaney was Executive Vice President and President of Eyetech Pharmaceuticals Inc., or Eyetech. Prior to being acquired by OSI Pharmaceuticals Inc., Mr. Chaney served as Eyetech’s Chief Operating Officer, where he was responsible for the launch of Macugen, the first anti-VEGF treatment for neovascular age-related macular degeneration (wet-AMD), and was part of the executive team which led Eyetech’s initial public offering in 2004. Mr. Chaney has over 30 years of experience in the biopharmaceutical and ophthalmic medical device industry, including a variety of senior management positions at Pharmacia Corporation. He began his career as a sales representative for The Upjohn Company in 1980. Mr. Chaney has also served as a member of the board of directors of Eleven Biotherapeutics, Inc., a biologics company focusing on targeted protein therapeutics, since February 2014. Mr. Chaney earned a double BA in English and Biological Sciences from the University of Delaware.
We believe Mr. Chaney’s qualifications to sit on our board of directors include his executive leadership experience, including 20 years leading major ophthalmology businesses both in the U.S. and globally for both a large public pharmaceutical company and privately held start-ups. Mr. Chaney’s responsibilities have spanned commercial operations, manufacturing, regulatory, business development, non-clinical and clinical development functions. He was responsible for building and leading the commercial organizations responsible for the launches of major glaucoma and retina therapeutics, and commercializing the ophthalmic device business for Pharmacia Corporation.
Bernard Malfroy-Camine, PhD, Director, has served as a director since July 2012. He is a scientist-turned-entrepreneur with nearly 30 years of experience in biotechnology and drug discovery. Since May 2013, he has been President and CEO of ViThera Pharmaceuticals, Inc. He has also served as Director, Business Development US Operations at Voisin Consulting, Inc. (also known as Voisin Consulting Life Sciences) since September 2012. Since October 2008, Dr. Malfroy-Camine has also been Founder,

President and CEO of MindSet Rx, Inc., a virtual company which is a continuation of Eukarion, Inc., a biotech company he had founded in 1991, and of which he was President and CEO. Dr. Malfroy-Camine has over 80 scientific publications and holds approximately 20 patents. He has a Master’s degree in Mathematics and Physics from Ecole Polytechnique (Paris) and a Ph.D. in Neurobiology from University Paris VI.
We believe Dr. Malfroy-Camine’s qualifications to sit on our board of directors include his executive leadership experience and his extensive experience in entrepreneurship, drug discovery and drug development.
Steven J. Boyd, Director, has served as a director since May 15, 2018. He is the Chief Investment Officer of Armistice Capital, a long-short equity hedge fund focused on the health care and consumer sectors based in New York City. Previously, Mr. Boyd had been a Research Analyst at Senator Investment Group, York Capital, and SAB Capital Management, where he focused on health care. Mr. Boyd began his career as an Analyst at McKinsey & Company. Mr. Boyd has served as a member of the board of directors of Cerecor Inc., an integrated biopharmaceutical company focused on pediatric healthcare, since April 2017. Mr. Boyd received a B.S. in Economics as well as a B.A. in Political Science from The Wharton School of the University of Pennsylvania.
We believe Mr. Boyd’s qualifications to sit on our board of directors include his experience in the capital markets and strategic transactions, and his focus on the healthcare industry.
Class II Directors — Term expires 2020
Thomas E. Hancock, Director, has served as a director since January 2007. He has over fifteen years of experience in the biopharmaceutical industry and equity capital markets. Since September 2004, he has been the Principal of Nexus Medical Partners, where he has been responsible for several investments, including A&G Pharmaceuticals Inc., Magellan Biosciences, Inc., and Panacos Pharmaceuticals, Inc. and a principal of Nexus Investment Company, a FINRA member. Prior to joining Nexus Medical Partners, Thomas was a Senior Equity Analyst and Managing Director at US Bancorp Piper Jaffray, covering both the biopharmaceutical and drug discovery tools markets. He has also held numerous positions at Genentech, Inc. and COR Therapeutics, Inc. Mr. Hancock has a BS in Molecular Biology and an MBA from UC Berkeley.
We believe Mr. Hancock’s qualifications to sit on our board of directors include his many years of biotech, investment banking and venture capital experience.
Praveen Tyle, PhD, Director, has served as a director since June 2008. Since May 2016, Dr. Tyle has served as Executive Vice President of Research and Development of Lexicon Pharmaceuticals. Dr. Tyle was previously a member of the executive management team at Osmotica Pharmaceutical Corp., serving as President and Chief Executive Officer from January 2013 through April 2016 and as Executive Vice President and Chief Scientific Officer from August 2012 to December 2012. He is also a member of the board of Orient EuroPharma Co., Ltd. of Taiwan. Dr. Tyle has nearly 30 years of experience in the pharmaceutical industry with the majority of his tenure in senior executive leadership positions in areas of research and development, manufacturing, quality, business development and operations. Prior to joining Osmotica Pharmaceutical Corp., Dr. Tyle served as Executive Vice President (from January 2012 to August 2012) and Chief Scientific Officer (from October 2011 to August 2012) for the United States Pharmacopeia, or USP. Prior to joining USP, Dr. Tyle from 2008 to 2011, served as the Senior Vice President and Global Head of Business Development and Licensing at Novartis Consumer Health from March 2009 to September 2011. At Novartis Consumer Health, Dr. Tyle also served as Senior Vice President & Global Head of Research and Development from March 2009 to February 2010. Dr. Tyle holds a doctorate in pharmaceutics and pharmaceutical chemistry from the Ohio State University and a BS in Pharmacy (honors) from the Institute of Technology, Banaras Hindu University in India.
We believe Dr. Tyle’s qualifications to sit on our board of directors include his executive research and development leadership experience and significant mergers and acquisitions and business development and licensing experience.

Morton F. Goldberg, MD, Director, has served as a director since October 2008. Since 2003 he has served as the Joseph E. Green Professor of Ophthalmology at the Wilmer Eye Institute, Johns Hopkins University School of Medicine, to which position he was appointed to in 2003. From 1989 to 2003 he served as the Director and William Holland Wilmer Professor of Ophthalmology at the Wilmer Eye Institute. Prior to this, he was a Professor and Chairman of the Department of Ophthalmology at the University of Illinois College of medicine in Chicago for nearly 20 years. Dr. Goldberg trained at Johns Hopkins as a resident and chief resident, and holds a joint appointment at the Johns Hopkins Applied Physics Laboratory. He is also a past President of the Association for Research in Vision and Ophthalmology, the Macula Society, and the Association of University Professors of Ophthalmology. Dr. Goldberg received his undergraduate degree with honors from Harvard College and his MD with honors from Harvard Medical School.
We believe Dr. Goldberg’s qualifications to sit on our board of directors include his extensive expertise in eye care. He is a board certified in ophthalmology and highly experienced in both research and clinical ophthalmology. He has served as academic department chairman for almost 40 years, and also served as Chief Editor of the Archives of Ophthalmology, an important scientific and clinical journal. He has recently completed 50 years of personal eye research as well as personal care of innumerable eye patients having diseases amenable to treatment by iontophoresis.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
During the year ended December 31, 2017, our board of directors held four meetings. Each of the directors attended at least 75% of the total number of meetings of the board of directors and of the committees of which he was a member, except for Mr. Balland, who attended 50% of board meetings. The board of directors encourages directors to attend in person the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the board of directors typically schedules a regular meeting of the board of directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders.
The non-employee directors meet regularly in executive sessions outside the presence of management. Mr. Chaney serves as the Chairman of the board of directors. Among other things, the Chairman provides feedback to the Chief Executive Officer on executive sessions and facilitates discussion among the independent directors outside of meetings of the board of directors. The Chief Executive Officer is responsible for the day-to-day management of our Company and the development and implementation of our Company’s strategy. Our board of directors currently believes that separating the roles of Chief Executive Officer and Chairman contributes to an efficient and effective board. Our board of directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the board be either combined or separated, because the board currently believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the board and management team. From time to time, the board will evaluate whether the roles of Chief Executive Officer and Chairman of the board should be combined or separated. The board has determined that having separate roles of our Company’s Chief Executive Officer and Chairman is in the best interest of our stockholders at this time.
Independent Directors
Our board of directors is currently composed of eight members. Under the published listing requirements of NASDAQ, independent directors must comprise a majority of a listed company’s board of directors within twelve months of the completion of an initial public offering. All of the members of our board except for Mr. Boyd, Mr. Greenleaf and Mr. From qualify as independent directors in accordance with the published listing requirements of NASDAQ.
Classified Board
Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:
•
The Class I directors are Paul Chaney, Bernard Malfroy-Camine and Steven J. Boyd, and their terms will expire at the annual meeting of stockholders to be held in 2019;

•
The Class II directors are Thomas E. Hancock, Praveen Tyle and Morton F. Goldberg, and their terms will expire at the annual meeting of stockholders to be held in 2020; and

•
The Class III directors are Stephen From and Thomas Balland, and their terms expire at this Annual Meeting (and, if Mr. From is re-elected, the annual meeting of stockholders to be held in 2021).

The authorized number of directors may be changed only by resolution of the board of directors. This classification of the board of directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management.
Role of Board in Risk Oversight Process
Our board of directors has responsibility for the oversight of the company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and corporate governance committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board as a whole.
Corporate Governance
We believe our corporate governance initiatives comply with the Sarbanes-Oxley Act and the rules and regulations of the SEC adopted thereunder. In addition, we believe our corporate initiatives comply with the rules of the NASDAQ Capital Market. Our board of directors continue to evaluate our corporate governance principles and policies.
Our board of directors have adopted a code of business conduct that applies to each of our directors, officers and employees. The code addresses various topics, including:
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compliance with applicable laws, rules and regulations;

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conflicts of interest;

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public disclosure of information;

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insider trading;

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corporate opportunities;

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competition and fair dealing;

•
gifts;

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discrimination, harassment and retaliation;

•
health and safety;

•
record-keeping;

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confidentiality;

•
protection and proper use of company assets;

•
payments to government personnel; and

•
reporting illegal and unethical behavior.

The code of business conduct is posted on our website. Any waiver of the code of business conduct for an executive officer or director may be granted only by our board of directors or a committee thereof and must be timely disclosed as required by applicable law. The code of business conduct will implement whistleblower procedures that establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to the audit committee.

Board Committees
Our board of directors has established an audit committee, a compensation committee and nominating and corporate governance committee, each of which operate under a charter that has been approved by our board. The directors serving as members of these committees meet the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the Sarbanes-Oxley Act and SEC rules and regulations. In addition, we believe that the functioning of these committees complies with the rules of the NASDAQ Capital Market. Each committee has the composition and responsibilities described below.
Audit Committee
Our board of directors has established an audit committee, which is comprised of Thomas E. Hancock, Paul Chaney and Praveen Tyle, each of whom is a non-employee member of the board of directors. Thomas E. Hancock serves as the chair of the audit committee. The audit committee met four times during 2017. The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. Pursuant to the audit committee charter, the functions of the committee include, among other things:
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appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

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overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

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reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

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monitoring our internal control over financial reporting and our disclosure controls and procedures;

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meeting independently with our registered public accounting firm and management;

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preparing the audit committee report required by SEC rules;

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reviewing and approving or ratifying any related person transactions; and

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overseeing our risk assessment and risk management policies.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC. Our board of directors has determined that Thomas E. Hancock is an “audit committee financial expert” as defined by applicable SEC rules. In addition, our board of directors has also determined that Mr. Hancock has the requisite financial sophistication under applicable NASDAQ rules and regulations.
Compensation Committee
Our board of directors has established a compensation committee, which is comprised of Thomas E. Hancock, Praveen Tyle and Bernard Malfroy-Camine. Praveen Tyle serves as the chair of the compensation committee. The compensation committee met four times during 2017. Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. Pursuant to the compensation committee charter, the functions of this committee include:
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evaluating the performance of our chief executive officer and determining the chief executive officer’s salary and contingent compensation based on performance and other relevant criteria;

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identifying the corporate and individual objectives governing the chief executive officer’s compensation;

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in consultation with the chief executive officer, determining the compensation of our other officers;

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making recommendations to our board with respect to director compensation;

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reviewing and approving the terms of material agreements with our executive officers;

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overseeing and administering our equity incentive plans and employee benefit plans;

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reviewing and approving policies and procedures relating to the perquisites and expense accounts of our executive officers;

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if and as applicable, furnishing the annual compensation committee report required by SEC rules; and

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conducting a review of executive officer succession planning, as necessary, reporting its findings and recommendations to our board of directors, and working with the Board in evaluating potential successors to executive officer positions.

Our board of directors has determined that each of the members of the Compensation Committee is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and is an “outside director” as that term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended, or Section 162(m).
Governance Committee
Our board of directors has established a governance committee, which is comprised of Bernard Malfroy-Camine, Morton F. Goldberg and Praveen Tyle. Bernard Malfroy-Camine serves as the chair of the governance committee. The nominating and corporate governance committee met one time during 2017. Pursuant to the governance committee charter, the functions of this committee include, among other things:
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identifying, evaluating, and making recommendations to our board of directors and our stockholders concerning nominees for election to our board, to each of the board’s committees and as committee chairs;

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annually reviewing the performance and effectiveness of our board and developing and overseeing a performance evaluation process;

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annually evaluating the performance of management, the board and each board committee against their duties and responsibilities relating to corporate governance;

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annually evaluating adequacy of our corporate governance structure, policies, and procedures; and

•
providing reports to our board regarding the committee’s nominations for election to the board and its committees.

Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has in the past served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

REPORT OF THE AUDIT COMMITTEE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.
The undersigned members of the audit committee of the board of directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2017 as follows:
1.
The audit committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2017.

2.
The audit committee has discussed with representatives of EisnerAmper LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard No. 16.

3.
The audit committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the Securities and Exchange Commission.
Submitted by the audit committee:
Thomas E. Hancock, Chairman
Paul Chaney
Praveen Tyle

EXECUTIVE OFFICERS
Biographical information regarding our executive officers is set forth below. Each executive officer is elected annually by our board and serves until his or her successor is appointed and qualified, or until such individual’s earlier resignation or removal.
Name	Age	Position
Stephen From	55	Chief Executive Officer and President
Barbara Wirostko	52	Chief Medical Officer
Michael Manzo	58	Vice President of Engineering
Stephen From, President and Chief Executive Officer — Please refer to “Proposal No. 1 — Election of Directors” section of this proxy statement for Mr. From’s biographical information.
Barbara Wirostko, Chief Medical Officer, was a co-founder of Jade, is a board certified ophthalmologist and a fellow of the American Academy of Ophthalmology. Since 2010, she has maintained an academic research and clinical practice with the University of Utah, Moran Eye Center, as a Clinical Adjunct Associate Professor in Ophthalmology and as an Adjunct Associate Professor of Bioengineering. She served as a Development Lead at Pfizer from 2006 to 2010, where she led a successful EU regulatory EMA filing for Xalatan in pediatric glaucoma and for which she and her team were recognized. Dr. Wirostko received her undergraduate degree at Cornell University, College of Arts & Sciences in microbiology and her medical degree at Columbia University, College of Physicians & Surgeons. She interned at Hackensack Medical Center in transitional medicine and completed her residency in ophthalmology at Columbia Presbyterian Medical Center. Dr. Wirostko was awarded a fellowship at The New York Hospital Cornell Medical Center in glaucoma.
Michael Manzo, Vice President of Engineering, has been with us since October 2006 and has served as Vice President of Engineering for the last seven years. Mr. Manzo has over 30 years of experience in product development and manufacturing in the medical device industry. Prior to working at EyeGate, Mr. Manzo held positions of President and Chief Operating Officer (2002 – 2006) at Jenline Industries, Ltd., which is now part of Helix Medical, LLC. He has been part of multiple start-up companies over the years, ranging in medical specialties from cardiology, radiology, urology and laproscopic surgery. Mr. Manzo holds a Masters in Business Administration Degree from Suffolk University and a Bachelor of Science Degree in engineering from University of Massachusetts, Lowell.

EXECUTIVE COMPENSATION
We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012. As a result, we have elected to comply with the reduced disclosure requirements applicable to emerging growth companies in accordance with SEC rules. We had only three executive officers during the fiscal year ended December 31, 2017, Stephen From, our President and Chief Executive Officer, Barbara Wirostko, our Chief Medical Officer, and Michael Manzo, our Vice President of Engineering, who are our named executive officers.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers during our fiscal years ended December 31, 2017 and December 31, 2016.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Stephen From, President and Chief Executive Officer	2017	400,000	200,000	91,200	183,750	—	874,950
	2016	400,000	275,000	—	246,863	—	921,863
Barbara Wirostko, Chief Medical Officer	2017	280,000	68,811	22,800	40,600	—	412,211
	2016	213,692	—	—	90,016	—	303,708
Michael Manzo, Vice President of Engineering	2017	250,000	75,000	—	55,100	—	380,100
	2016	250,000	105,000	—	55,949	—	410,949

(1)
The amounts in this column represent discretionary bonus payments granted by the board in the applicable fiscal year.

(2)
The amounts in this column represent the aggregate grant date fair value of option awards or stock awards granted to the officer in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. See Note 2 to our consolidated financial statements included elsewhere in this Annual Report on Form 10-K for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. In accordance with SEC rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.

Narrative Disclosure to Compensation Tables
Employment Agreements
Stephen From
We originally entered into an amended and restated employment agreement with our President and Chief Executive Officer, Stephen From, effective as of April 28, 2006. Pursuant to this agreement, Mr. From received an annual base salary of  $275,078 and he was entitled to receive a bonus of up to 50% of his annual base salary for the applicable fiscal year, and which was $130,000 for the year ended December 31, 2014.
In February 2016, we entered into a second amended and restated employment agreement with Mr. From that became effective upon our listing on the NASDAQ Capital Market on July 31, 2015. Pursuant to this agreement, Mr. From currently receives an annual base salary of  $400,000 and is entitled to receive a bonus of up to 50% of his annual base salary for the applicable fiscal year.
On November 29, 2017, we entered into a Third Amended and Restated Employment Agreement with Mr. From. The restated agreement amended Mr. From’s employment agreement to, among other things, provide for a severance payment to Mr. From upon the occurrence of a Change of Control (as defined in the agreement) of the Company, with the payment amount to be determined based on the value of the transaction that results in the Change of Control, up to a maximum of 1.5% of the transaction value. Additionally, the restated agreement increases the benefits that would be realized by Mr. From upon termination by us without Cause or by Mr. From for Good Reason (as such terms are defined in the restated agreement) to include (i) 18 months of salary continuation payments, (ii) an amount equal to 1.5 multiplied by the performance bonus that would have been received in the year of termination, (iii) 18 months of COBRA subsidy payments, and (iv) 18 months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination.
Barbara Wirostko
On March 7, 2016, we entered into an offer letter with our Chief Medical Officer, Barbara Wirostko. Pursuant to this letter, Dr. Wirostko receives an annual base salary of  $280,000, and she is entitled to receive a bonus of up to 30% of her annual base salary for the applicable fiscal year. Additionally, pursuant to the offer letter, Dr. Wirostko received a stock option to purchase 38,286 shares of our common stock, which will vest based on her continued employment with respect to one-third (1/3) of the underlying shares on the first anniversary of the grant date and ratably in monthly installments over the following 24 months.
Michael Manzo
We originally entered into an offer letter with our Vice President of Engineering, Michael Manzo, effective as of August 24, 2006. Pursuant to this agreement, Mr. Manzo received an annual base salary of $200,000, which was increased from $175,049 by an amendment following our initial public offering, and he is entitled to receive a bonus of up to 15% of his annual base salary for the applicable fiscal year. Mr. Manzo did not receive a bonus for the year ended December 31, 2014.
In July 2014, our board of directors approved an amended and restated offer letter with Mr. Manzo that became effective upon our listing on the NASDAQ Capital Market on July 31, 2015. Pursuant to this letter, Mr. Manzo currently receives an annual base salary of  $250,000 and is entitled to receive a bonus of up to 30% of his annual base salary for the applicable fiscal year. This agreement supersedes in its entirety any prior offer letters we had with Mr. Manzo.
Change of Control
Each of our named executive officers is eligible to receive certain benefits in the event of a change in control or if his employment is terminated under certain circumstances, as described under “Potential Payments Upon Termination or Change in Control” below.
Equity Compensation
We grant stock options and restricted shares to our named executive officers as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our Common Stock at a price per share equal to the fair market value of our Common Stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for United States federal income tax purposes. In the past, our board of directors has determined the fair market value of our Common Stock based upon inputs including valuation reports prepared by third-party valuation firms. Generally, one third of the equity awards we grant vest on the first year anniversary, with the remainder vesting in equal monthly installments over 24 months, subject to the employee’s continued employment with us on the vesting date and our board of directors has discretion to provide that granted options will vest on an accelerated basis if a change of control of our company occurs, either at the time such award is granted or afterward.

Potential Payments Upon Termination or Change in Control
Stephen From
Pursuant to his employment agreement, if we terminate the employment of Stephen From without Cause or if he resigns for Good Reason, then he will be eligible to receive:
•
continued payment of base salary for 18 months;

•
a lump-sum cash payment equal to his 1.5 multiplied by the target bonus payment for the year in which the termination occurs; and

•
payment by us of the monthly premiums under COBRA for Mr. From for up to 18 months following the termination.

“Cause” means the officer’s unlawful or dishonest conduct, or a breach of any of his obligations made under his employment agreement, including, but to limited to, the confidentiality provisions.
“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; (iii) a relocation of principal place of employment that increases his one-way commute by more than 50 miles; or (iv) a material breach by us of his employment agreement.
Upon a Change in Control, as defined in Mr. From’s employment agreement, Mr. From would receive a severance payment, with the payment amount to be determined based on the value of the transaction that results in the Change of Control, up to a maximum of 1.5% of the transaction value.
Barbara Wirostko
Pursuant to her offer letter, Dr. Wirostko resigns for Good Reason at any time, or if we terminate the employment of Dr. Wirostko after she has been employed by us for at least one year, including within 12 months following a Change in Control (as defined in Dr. Wirostko’s offer letter), then she will be eligible to receive:
•
continued payment of base salary for six months; and

•
a lump-sum cash payment equal to her target bonus payment for the year in which the termination occurs.

“Cause” means the officer’s unlawful or dishonest conduct, or a breach of any of her obligations made under her offer letter, including, but to limited to, obligations under a separate agreement relating to inventions, non-competition and non-solicitation.
“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; (iii) a relocation of principal place of employment that increases her one-way commute by more than 50 miles; or (iv) a material breach by us of her offer letter.
Michael Manzo
Pursuant to his offer letter, if we terminate the employment of Michael Manzo without Cause or if he resigns for Good Reason, then he will be eligible to receive:
•
continued payment of base salary for six months; and

•
a lump-sum cash payment equal to his target bonus payment for the year in which the termination occurs.

“Cause” means the officer’s unlawful or dishonest conduct, or a breach of any of his obligations made under his offer letter, including, but to limited to, obligations under a separate agreement relating to inventions, non-competition and non-solicitation.

“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; (iii) a relocation of principal place of employment that increases his one-way commute by more than 50 miles; or (iv) a material breach by us of his offer letter.
Change in Control Severance Plan
On November 27, 2017, we adopted the EyeGate Pharmaceuticals, Inc. Change in Control Severance Plan (the “Change in Control Severance Plan”). The Change in Control Severance Plan provides us with assurance that we will have the continued dedication of, and the availability of objective advice and counsel from, executives and other employees and promotes certainty and minimize potential disruption for our employees in the event we are faced with or undergo a change in control. All of our full-time employees are participants in the Change in Control Severance Plan, with the exception of Mr. From. Under the Change in Control Severance Plan, upon a termination of employment without Cause by us or for Good Reason by the employee (as such terms are defined in the Change in Control Severance Plan), in either case within six months following a Change in Control (as defined in the Change in Control Severance Plan), subject to the execution of a release of claims, our full-time employees (other than Mr. From) would be entitled to the following compensation and benefits:
•
a lump sum severance payment equal to three weeks of such employee’s then-effective base salary rate for each year of service completed by the employee, subject to the following minimum and maximum amounts:

•
for all participants that are executive officers or have the title of vice president or higher, a minimum amount equal to 26 weeks of base salary and a maximum amount equal to 52 weeks of base salary, and

•
for all other participants, a minimum amount equal to eight weeks of base salary and a maximum amount equal to 26 weeks of base salary;

•
a lump sum payment of the employee’s prorated annual incentive award for the year of termination, determined assuming achievement of target performance;

•
the payment of any annual incentive that has been earned but not yet paid in respect of any performance period that has concluded as of the executive officer’s termination of employment; and

•
payment of health insurance premiums under COBRA for six months following the date of termination, provided that all such premium payments will cease if the executive officer becomes entitled to receive health insurance coverage under another employer-provided plan.

In the event that any payments under the plan are subject to Section 280G of the Internal Revenue Code, such payments will be reduced, unless not reducing the amount would result in an after-tax benefit to the employee of at least 5% greater than the reduced amount. The Change in Control Severance Plan does not provide excise tax gross-ups on payments to participants.
Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees. We do not provide our named executive officers with perquisites or other personal benefits other than reimbursement of their healthcare premiums (prior to our offering health plans), as described in the Summary Compensation Table.

Outstanding Equity Awards at 2017 Fiscal Year-End
The following table shows certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2017.
Generally, one-third of the options and shares of restricted stock granted to our named executive officers vest on the one-year anniversary of grant, with the remaining options or shares, as applicable, vesting monthly for two years thereafter, subject to our repurchase right in the event that the executive’s service terminates before vesting in such shares. For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “Employment Agreements” above.
Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Vested	Number of Securities Underlying Unexercised Options (#) Unvested	Option Exercise Price ($)	Option Expiration Date
Stephen From	15-Apr-08	27,803	—	0.65	15-Apr-18
	23-Jan-09	2,156	—	0.65	23-Jan-19
	23-Jan-09	278	—	0.65	23-Jan-19
	29-Jan-10	54,008	—	0.65	29-Jan-20
	25-Jun-10	34,672	—	0.65	25-Jun-20
	14-Jan-11	4,553	—	0.65	14-Jan-21
	14-Jan-11	47,438	—	0.65	14-Jan-21
	23-Dec-12	10,928	—	0.65	23-Dec-22
	19-Feb-15	3,642	—	6.00	19-Feb-25
	24-Feb-15	167,708	7,292(2)	5.75	24-Feb-25
	28-Aug-15	41,666	8,334(2)	3.59	28-Aug-25
	25-Jan-16	12,777	7,223(1)	1.70	25-Jan-26
	29-Mar-16	31,226	22,305(1)	3.05	29-Mar-26
	18-Jul-16	32,655	36,497(1)	2.42	18-Jul-26
	18-May-17	25,000	—	1.80	18-May-27
	21-Jun-17	—	125,000(1)	1.35	21-Jun-27
Barbara Wirostko	7-Mar-16	22,332	15,954(1)	3.80	7-Mar-26
	29-Mar-16	2,001	1,430(1)	3.05	29-Mar-26
	18-Jul-16	2,156	2,410(1)	2.42	18-Jul-26
	21-Jun-17	—	35,000(1)	1.35	21-Jun-27
Michael Manzo	15-Apr-08	3,436	—	0.65	15-Apr-18
	23-Jan-09	268	—	0.65	23-Jan-19
	23-Jan-09	1,366	—	0.65	23-Jan-19
	29-Jan-10	6,885	—	0.65	29-Jan-20
	25-Jun-10	4,567	—	0.65	25-Jun-20
	14-Jan-11	1,366	—	0.65	14-Jan-21
	14-Jan-11	6,400	—	0.65	14-Jan-21
	23-Dec-12	10,928	—	0.65	23-Dec-22
	19-Feb-15	3,187	—	6.00	19-Feb-25
	24-Feb-15	47,916	2,084(2)	5.75	24-Feb-25
	28-Aug-15	8,333	1,667(2)	3.59	28-Aug-25
	25-Jan-16	3,194	1,806(1)	1.70	25-Jan-26
	29-Mar-16	7,005	5,004(1)	3.05	29-Mar-26
	18-Jul-16	7,352	8,217(1)	2.42	18-Jul-26
	06-Feb-17	—	15,000(1)	1.52	06-Feb-27
	18-May-17	8,000	—	1.80	18-May-27
	21-Jun-17	—	20,000(1)	1.35	21-Jun-27

(1)
One-third of these options vest on the one-year anniversary of the grant date, with the remainder vesting in equal monthly installments over the remaining two years.

(2)
One-quarter of these options vest as of the grant date, one-quarter vest on the one-year anniversary of the grant date, with the remainder vesting in equal monthly installments over two years.

All option awards were granted under our 2005 Equity Incentive Plan, or the 2005 Plan, and our 2014 Equity Incentive Plan, or the 2014 Plan.
Limitations of Liability and Indemnification Matters
Our restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, which prohibits our restated certificate of incorporation from limiting the liability of our directors for the following:
•
any breach of the director’s duty of loyalty to us or our stockholders;

•
acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•
unlawful payment of dividends or unlawful stock repurchases or redemptions; or

•
any transaction from which the director derived an improper personal benefit.

Our restated certificate of incorporation and our amended and restated bylaws also provide that if Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.
Our restated certificate of incorporation and our amended and restated bylaws also provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether our amended and restated bylaws would permit indemnification. We have obtained directors’ and officers’ liability insurance.
We entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such person in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these provisions in our restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.
The above description of the indemnification provisions of our restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents.
The limitation of liability and indemnification provisions in our restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.
REPORT OF THE COMPENSATION COMMITTEE
Under rules of the Securities and Exchange Commission, as a Smaller Reporting Company, we are not required to provide a report of the Compensation Committee.
DIRECTOR COMPENSATION
We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, the board of directors and the compensation committee consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the board of directors. Stephen From, our President and CEO, receives no compensation for his service as a director.
Each member of our board of directors who is not our employee is entitled to receive the following cash compensation for board services, as applicable:
•
$35,000 per year for service as a board of directors member;

•
$62,500 per year for service as chairman of the board of directors;

•
$15,000 per year for service as chairman of the audit committee;

•
$10,000 per year for service as chairman of the compensation committee;

•
$7,000 per year for service as chairman of the nominating and corporate governance committee;

•
$7,500 per year for service as non-chairman member of the audit committee;

•
$5,000 per year for service as non-chairman member of the compensation committee; and

•
$3,500 per year for service as non-chairman member of the nominating and corporate governance committee.

The amounts listed above will be reduced proportionally to the extent that a directors attends, either telephonically or in person, fewer than 75% of the meetings of the board or committees on which such director serves, as applicable.
Each new non-employee member of our board of directors that is elected to our board of directors will receive a grant of non-statutory stock options under the 2014 Equity Incentive Plan. Such option will be granted following his or her initial election to the board of directors and will be a non-statutory stock option to purchase shares of Common Stock with an exercise price equal to the fair market value of our Common Stock on the grant date. These initial option grants will vest with respect to one-third (1/3) of the underlying shares on the first anniversary of the applicable grant date and ratably in monthly installments over the following 24 months. For purposes of our director grant program, a non-employee director is a director who is not employed by us and who does not receive compensation from us (excluding the non-employee director compensation described above) or have a business relationship with us that would require disclosure under certain SEC rules.
In addition, on the date of each annual meeting of our stockholders, each non-employee director will be eligible to receive a non-statutory stock option to purchase 50,000 shares of our Common Stock with an exercise price equal to the fair market value of our Common Stock on the grant date. A non-employee director who receives an initial award will not receive the additional annual award in the same calendar year. Automatic annual grants vest in full on the one-year anniversary of the grant date.
All options granted to the non-employee directors as described above will have a maximum term of ten years.

We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.
Director Compensation Table
The following table presents the compensation provided by us to the non-employee directors who served during the fiscal year ended December 31, 2017.
Name(1)	Fees earned or paid in cash ($)	Option awards ($)(2)(3)	Total ($)
Paul Chaney	$72,500	17,400	$89,900
Morton Goldberg	$38,500	17,400	$55,900
Praveen Tyle	$59,750	17,400	$77,150
Thomas Balland	$35,000	17,400	$52,400
Thomas E. Hancock	$55,000	17,400	$72,400
Bernard Malfroy-Camine	$47,000	17,400	$64,400

(1)
Stephen From, our President and Chief Executive Officer is not included in this table as he is our employee and thus receives no compensation for his service as a director. The compensation received by Mr. From as an employee of the Company is shown in the Summary Compensation Table earlier in this proxy statement.

(2)
Based on the aggregate grant date fair value computed awards in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation” excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are included under “Summary of Significant Accounting Policies — Stock-Based Compensation” in Note 2 to our audited financial statements included in this Annual Report on Form 10-K.

(3)
The aggregate number of option awards outstanding at our 2017 fiscal year end and held by the non-employee directors were as follows: 129,636 for Mr. Chaney, 54,240 for Mr. Goldberg, 89,333 for Mr. Tyle, 35,192 for Mr. Balland, 35,486 for Mr. Hancock and 52,673 for Mr. Malfroy-Camine.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Common Stock as of May 17, 2018, by:
•
each of our named executive officers;

•
each of our directors and director nominees;

•
all of our directors and current executive officers as a group; and

•
each person or group of affiliated persons known by us to beneficially own more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In general, a person is deemed to be the beneficial owner of  (i) any shares of our Common Stock over which such person has sole or shared voting power or investment power, plus (ii) any shares which such person has the right to acquire beneficial ownership of within 60 days of May 17, 2018, whether through the exercise of options, warrants or otherwise.
	Common Stock Beneficially Owned
Name of Beneficial Owner(1)	Shares	Percent(2)
5% or Greater Stockholders
Entities affiliated with Ventech SA(3) 47, avenue de l’Opéra Paris, France 75002	2,773,718	6.6%
Armistice Capital Master Fund, Ltd.(4) 510 Madison Avenue, 22nd Floor New York, NY 10022	16,742,500	40.0%
Executive Officers and Directors
Stephen From(5)	1,178,803	2.8%
Barbara Wirostko(6)	339,227	*
Michael Manzo(7)	163,933	*
Paul Chaney(8)	167,388	*
Morton Goldberg(9)	62,531	*
Praveen Tyle(10)	98,944	*
Thomas Balland(11)	44,525	*
Thomas E. Hancock(12)	47,819	*
Bernard Malfroy-Camine(13)	62,696	*
Steven J. Boyd(4)	16,742,500	40%
Peter Greenleaf (nominee)	—	*
All current executive officers, directors and nominees as a group (total 11 persons)(14)	18,908,366	43.9%

*
Represents beneficial ownership of less than one percent (1%) of our outstanding Common Stock.

(1)
Unless otherwise indicated, the address of each beneficial owner listed below is c/o EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452.

(2)
Based on 41,885,005 shares of Common Stock outstanding on May 17, 2018, together with the applicable options for each stockholder that become exercisable within 60 days.

(3)
This information is based solely upon an amendment to Schedule 13D filed jointly by FCPR Ventech A, FCPR Ventech B, FCRP Ventech Coinvest and FCPR Ventech Capital II with the Securities and Exchange Commission on June 16, 2017 reporting beneficial ownership as of June 14, 2017. Consists of:

(a)
512,379 shares and 62,384 warrants held by FCPR Ventech A;

(b)
593,205 shares and 15,668 warrants held by FCPR Ventech B;

(c)
961 shares held by FCPR Ventech Coinvest; and

(d)
1,431,814 shares and 157,307 warrants held by FCPR Ventech Capital II.

Alain Caffi and Jean Bourcereau, as directors of Ventech SA, have voting and investment power with respect to the shares held by all of the foregoing entities.
(4)
This information is based solely upon an amended Schedule 13D filed jointly by Armistice Capital, LLC, Armistice Capital Master Fund, Ltd. (the “Master Fund”) and Steven Boyd with Securities and Exchange Commission on May 17, 2018.

Consists of 16,742,500 shares owned by the Master Fund. Armistice Capital, LLC and Steven Boyd have voting and investment power with respect to such shares. In addition, the Master Fund holds: (i) 23,406,250 currently exercisable warrants, subject to blocker provisions that prevents the Master Fund from exercising the warrants if it would be more than a 4.99% or 9.99% (as applicable) beneficial owner of the Shares following any such exercise; and (ii) 4,092 shares of Series C Convertible Preferred Stock that are currently convertible into 12,787,500 shares of Common Stock, subject to a blocker provision that prevents the Master Fund from converting the shares of Series C Convertible Preferred Stock into shares of Common Stock if it would be more than a 4.99% beneficial owner of the shares of Common Stock following any such conversion.
(5)
Consists of 409,820 shares held, 583,983 shares issuable pursuant to stock options exercisable within 60 days of May 17, 2018 and 185,000 shares issuable pursuant to warrants exercisable within 60 days of May 17, 2018.

(6)
Consists of 291,097 shares held (including 50,700 shares held by Dr. Wirostko’s husband) and 48,130 shares issuable pursuant to stock options exercisable within 60 days of May 17, 2018.

(7)
Consists of 19,546 shares held and 144,387 shares issuable pursuant to stock options exercisable within 60 days of May 17, 2018.

(8)
Consists of 41,229 shares held and 126,159 shares issuable pursuant to stock options exercisable within 60 days of May 17, 2018.

(9)
Consists of 9,441 shares held and 53,090 shares issuable pursuant to stock options exercisable within 60 days of May 17, 2018.

(10)
Consists of 11,893 shares held and 87,051 shares issuable pursuant to stock options exercisable within 60 days of May 17, 2018.

(11)
Consists of 10,422 shares held and 34,103 shares issuable pursuant to stock options exercisable within 60 days of May 17, 2018.

(12)
Consists of 13,487 shares held and 34,332 shares issuable pursuant to stock options exercisable within 60 days of May 17, 2018.

(13)
Consists of 11,525 shares held and 51,171 shares issuable pursuant to stock options exercisable within 60 days of May 17, 2018.

(14)
Consists of 17,560,960 shares held, 185,000 shares issuable upon exercise of warrants exercisable within 60 days of May 17, 2018 and 1,162,406 shares issuable pursuant to stock options exercisable within 60 days of May 17, 2018.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2017 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	2,488,714	$2.49	116,411
Equity compensation plans not approved by security holders	—	—	—
Total	2,488,714	$2.49	116,411

(1)
Consists of our 2014 Plan and our 2005 Plan.

TRANSACTIONS WITH RELATED PERSONS
Transactions with Related Persons
The following is a description of transactions since January 1, 2017 to which we have been a party, in which the amount involved exceeded or will exceed the average of 1% of our total assets as of December 31, 2016 and December 31, 2017, and in which any of our directors, executive officers or beneficial owners of more than 5% of our Common Stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
All of the transactions set forth below were approved by a majority of our board of directors, including a majority of the independent and disinterested members of our board of directors. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the audit committee and a majority of the members of our board of directors, including a majority of the independent and disinterested members of our board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.
Some of our directors have previously been or are currently associated with our principal stockholders as indicated in the following table:
Director	Principal Stockholder
Steven J. Boyd	Armistice Capital Master Fund, Ltd.
Peter Greenleaf	Armistice Capital Master Fund, Ltd.
Thomas Balland	Entities affiliated with IPSA
Bernard Malfroy-Camine	Entities affiliated with Ventech SA
Indemnification Agreements
We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such person in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these provisions in our restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Our executive officers, directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.
Based solely on a review of the copies of the reports furnished to us, and written representations from certain reporting persons that no other reports were required, we believe that during the year ended December 31, 2017, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, except that due to administrative error, Ventech Capital II filed a late Form 4 on March 21, 2017 relating to shares of common stock sold on March 13, 2017, and Michael Garanzini, the Company’s Chief Commercial Officer, filed a late Form 3 on November 15, 2017 reflecting his appointment to that position on November 1, 2017.

EXPENSES OF SOLICITATION
We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING
Stockholder proposals intended to be presented at our 2019 annual meeting of stockholders must be received by us on or before January 28, 2019 in order to be considered for inclusion in our proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452.
Our By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in our proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Secretary at our principal executive office not less than 45 days or not more than 75 days prior to the first anniversary of the date when we first mailed proxy materials for the preceding year’s annual meeting to stockholders. In the event, however, that the annual meeting is scheduled to be held more than 30 days before the first anniversary of the preceding year’s annual meeting or more than 30 days after such anniversary date, notice must be delivered not later than the later of  (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the board of directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the SEC governing the exercise of this authority.
SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
Our nominating and corporate governance committee identifies, evaluates and recommends director candidates to our board of directors for nomination. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to current directors and others for recommendations, meetings to evaluate potential candidates and interviews of selected candidates. The Company does not pay any fees to third parties to identify or evaluate potential nominees.
Our nominating and corporate governance committee will evaluate all such proposed director candidates, including those recommended by securityholders in compliance with the procedures established by our nominating and corporate governance committee, in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. When considering a potential candidate for membership on the board of directors, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the board of directors, all facts and circumstances that the nominating and corporate governance committee deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the board of directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other directors and nominees, in collectively serving the long-term interests of the stockholders. In addition, the nominating and corporate governance committee will recommend that the board select persons for nomination to help ensure that a majority of the board shall be “independent” in accordance with NASDAQ rules and each of its audit, compensation and nominating and corporate governance committees shall be comprised entirely of independent directors; provided, however, in accordance with NASDAQ rules, under exceptional and limited circumstances, if a committee has at least three members, the board may appoint one individual to such committee who does not satisfy the independence standards. Although there is no specific policy regarding the consideration of diversity in identifying director nominees, the nominating and corporate governance committee may consider whether the nominee, if elected, assists in achieving a mix of board members that represents a diversity of background and experience. The nominating and corporate governance committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates.
All securityholder recommendations for director candidates must be submitted in writing to our Secretary at EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452, who will forward all recommendations to the nominating and corporate governance committee. All securityholder recommendations for director candidates must be submitted to us not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to securityholders in connection with the previous year’s annual meeting. All securityholder recommendations for director candidates must include:
•
the name and address of record of the securityholder,

•
a representation that the securityholder is a record holder of our securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,

•
the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate,

•
a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for board membership approved by the board of directors and set forth in the nominating and corporate governance committee charter,

•
a description of all arrangements or understandings between the securityholder and the proposed director candidate,

•
the consent of the proposed director candidate to be named in the proxy statement, to have all required information regarding such director candidate included in the proxy statement, and to serve as a director if elected, and

•
any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders wishing to communicate with the board of directors may do so by sending a written communication to any director at the following address: EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452. The mailing envelope should contain a notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should clearly state whether the intended recipients are all members of the board of directors or certain specified individual directors. Our Secretary or his designee will make a copy of any stockholder communication so received and promptly forward it to the director or directors to whom it is addressed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees for professional services provided by EisnerAmper LLP, our independent registered public accounting firm, during the fiscal years ended December 31, 2016 and December 31, 2017, in each of the following categories is as set forth in the table below.
	2016	2017
Audit Fees(1)	$171,621	$272,200
Audit-Related Fees(2)	$18,000	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total Fees	$189,621	$272,200

(1)
Audit Fees include fees for services rendered for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees would principally include fees incurred for due diligence in connection with potential transactions and accounting consultations. For 2016, such fees were incurred in connection with the Jade Acquisition.

(3)
Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning. There were no tax fees incurred with EisnerAmper LLP in 2017 and 2016.

(4)
All Other Fees would include fees for all other services rendered to us that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees. There were no other fees incurred with EisnerAmper LLP in 2017 and 2016.

All of the services performed in the years ended December 31, 2016 and December 31, 2017 were pre-approved by the audit committee. It is the audit committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The audit committee’s authority to pre-approve non-audit services may be delegated to one or more members of the audit committee, who shall present all decisions to pre-approve an activity to the full audit committee at its first meeting following such decision. In addition, the audit committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The audit committee of the board of directors has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. EisnerAmper LLP has served as our independent registered public accounting firm since 2014. The audit committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the board is submitting the appointment of EisnerAmper LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of EisnerAmper LLP, the audit committee will reconsider the appointment of EisnerAmper LLP. Even if the appointment is ratified, the ratification is not binding and the audit committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
A representative of EisnerAmper LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.
Vote Required
The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 3

APPROVAL OF AMENDMENT TO 2014 EQUITY INCENTIVE PLAN
Overview
We are proposing that our stockholders approve the amendment of the EyeGate Pharmaceuticals, Inc. 2014 Equity Incentive Plan (as amended, the “2014 Plan” and such amendment, the “Plan Amendment”) to increase by 6,000,000 shares the number of authorized shares of common stock available for issuance under the 2014 Plan from 2,040,123 shares to 8,040,123 shares. Our board of directors believes that our continued growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability, which is vital to our future success, and to align our employees’ compensation with building shareholder value. Our 2014 Plan is an integral part of this strategy. An increase in shares available under the 2014 Plan is necessary not only to retain current employees but also to attract new talent as we grow. We anticipate that the shares currently available under our 2014 Plan will be insufficient to meet our future needs, thus potentially impairing our ability to attract and retain key employees through the grant of stock-based awards. The 2014 Plan is designed to attract, motivate and retain employees, directors and consultants of the Company and to further the growth and financial success of the Company by aligning the interests of such persons through ownership with the interests of our stockholders.
The 2014 Plan currently authorizes the grant of stock options and other stock-based awards to officers, employees, non-employee directors and consultants of the Company and its subsidiaries. Currently, 192,411 shares of common stock are reserved for issuance pursuant to awards granted under the 2014 Plan. On May 14, 2018, the board of directors approved the Plan Amendment, subject to stockholder approval.
The 2014 Plan includes an “evergreen” provision. Under the evergreen provision, the maximum number of shares of stock available for grant and issuance under the 2014 Plan is increased on January 1 of each year during the term of the plan by a number of shares of common stock equal to the smaller of (i) 350,000 shares, (ii) 4% of the shares of common stock outstanding on December 31 of the prior year, or (iii) the number of shares determined by our board of directors.
Our board of directors believes that the proposed amendment of the 2014 Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends the approval by our stockholders of the Plan Amendment. Stock options and other stock-based incentive awards are given to the employees, officers, directors and consultants of our Company upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. These incentives provide our employees with a proprietary interest in our Company, thereby stimulating their commitment on our behalf and strengthening their desire to remain with us. Our board of directors anticipates that this direct stake in the future success of our Company also assures a closer alignment of the interests of employees with those of our stockholders. Our board of directors believes that the number of shares of common stock currently available for issuance under our 2014 Plan is insufficient in view of our anticipated growth, compensation structure, and strategy. If we cannot increase the amount of shares of common stock available for issuance pursuant to the Plan Amendment, it could have a negative impact on our ability to retain and attract key employees. Accordingly, we are seeking stockholder approval of the Plan Amendment. In the event that the Plan Amendment is not approved by stockholders, the 2014 Plan will continue in effect without the amendment described above.
Based solely on the closing price of our common stock as reported on the NASDAQ Capital Market on May 25, 2018, the maximum aggregate market value of the 6,000,000 additional shares that could potentially be issued under the 2014 Plan, as amended, is approximately $3,540,000. The shares available for issuance by us under the 2014 Plan will be authorized but unissued shares.
As of May 16, 2018: (i) 192,411 shares of our common stock remained available for future awards under our 2014 Plan; and (ii) 2,120,528 shares of our common stock were subject to outstanding options under our 2014 Plan (with the outstanding options having a weighted average exercise price of  $2.27 per share and a weighted average term to scheduled expiration of 5.53 years). During fiscal 2017, our board of directors approved the grant of options to purchase 568,450 shares of Common Stock under our 2014 Plan, approved the grant of 104,000 shares of restricted stock and did not approve the grant of any restricted stock units under such plan.

The following description of certain features of the 2014 Plan, as amended by the Plan Amendment, is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2014 Plan, as amended by the Plan Amendment, that is attached hereto as Appendix B.
Summary of the 2014 Plan, as Amended
Our 2014 Plan was adopted by our board of directors in April 2014 and was approved by our stockholders prior to our initial public offering. The 2014 Plan is administered by our compensation committee.
Share Reserve.   The number of shares of our common stock available for issuance under our 2014 Plan, as amended, will be 8,040,123 shares. The number of shares reserved for issuance under the 2014 Plan is increased automatically on January 1 of each year during the term of the plan by a number equal to the smallest of:
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350,000 shares;

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4% of the shares of common stock outstanding on December 31 of the prior year; or

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the number of shares determined by our board of directors.

In general, if awards under the 2014 Plan are forfeited, terminate, expire or lapse without the issuance of shares, if we repurchase shares issued under the 2014 Plan, if shares are applied to pay the exercise or purchase price of an award or are withheld to satisfy tax obligations with respect to any award, then such shares will again become available for awards. All share numbers described in this summary of the 2014 Plan will automatically adjust in the event of a stock split, a stock dividend, or a reverse stock split.
Administration.   Our compensation committee administers the 2014 Plan. The committee has complete discretion to make all decisions relating to the 2014 Plan and outstanding awards, including repricing outstanding options and modifying outstanding awards.
Eligibility.   Employees, non-employee directors and consultants are eligible to participate in our 2014 Plan.
Types of Award.   Our 2014 Plan provides for the following types of awards:
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incentive and nonstatutory stock options;

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stock appreciation rights;

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stock units; and

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performance cash awards.

Options and Stock Appreciation Rights.   The exercise price for options granted under the 2014 Plan may not be less than 100% of the fair market value of our common stock on the grant date. Optionees may pay the exercise price in cash or, with the consent of the compensation committee and as set forth in the applicable agreement:
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with shares of common stock that are already owned;

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by an immediate sale of the shares acquired through a broker approved by us;

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through a net exercise procedure;

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through tender of a promissory note; or

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by other methods permitted by applicable law.

A participant who exercises a stock appreciation right receives the increase in value of our common stock over the base price. The base price for stock appreciation rights may not be less than 100% of the fair market value of our common stock on the grant date. The settlement value of a stock appreciation right may be paid in cash or shares of common stock or a combination of both.

Options and stock appreciation rights vest at the time or times determined by the compensation committee. Options and stock appreciation rights also expire at the time determined by the compensation committee but in no event more than 10 years after they are granted. These awards generally expire earlier if the participant’s service terminates earlier. No participant may be granted stock options and stock appreciation rights covering more than shares during any single fiscal year, other than to a new employee in the fiscal year in which service commences.
Restricted Shares and Stock Units.   Restricted shares and stock units may be awarded under the 2014 Plan in return for any lawful consideration (and as set forth in the applicable award agreement), and participants who receive restricted shares or stock units generally are not required to pay for their awards in cash. In general, these awards will be subject to vesting. Vesting may be based on length of service, the attainment of performance-based milestones, or a combination of both, as determined by the compensation committee. No participant may be granted awards of restricted shares and stock units covering more than 1,000,000 shares during any single fiscal year, other than to a new employee in the fiscal year in which service commences. This annual limit is in addition to any stock options and stock appreciation rights the participant may receive during a fiscal year. Settlement of vested stock units may be made in the form of cash, shares of common stock, or a combination of both.
Performance Cash Awards.   Performance cash awards may be granted under the 2014 Plan. No participant may be paid more than $6 million in cash in any fiscal year pursuant to a performance cash award granted under the 2014 Plan. In 2017, the Tax Cuts and Jobs Act of 2017 was enacted which, subject to a transition rule for agreements in effect on November 2, 2017, eliminated the exception under Code Section 162(m) for qualified performance-based compensation and commissions, so that all compensation paid to a covered employee in excess of  $1 million, including performance-based compensation and commissions, is nondeductible.
Performance goals for the grant or vesting of awards under the 2014 Plan include earnings (before or after taxes); earnings per share; earnings before interest, taxes, depreciation and amortization; total stockholder return; stockholders equity or return on equity or average stockholders’ equity; return on assets, investment or capital employed; operating income; gross margin; operating margin; net operating income (before or after taxes); return on operating revenue; specified levels or changes in sales or revenue; expense or cost reduction; working capital; economic value added; market share; cash flow; operating cash flow; cash flow per share; share price; debt reduction; customer satisfaction; contract awards or backlog; or other objective corporate or individual strategic or individual performance goals. Additionally, the compensation committee may select other measures of performance.
Corporate Transactions.   In the event we are a party to a merger, consolidation or a change in control transaction, outstanding awards granted under the 2014 Plan, and all shares acquired under the plan, will be subject to the terms of the definitive transaction agreement (or, if there is no such agreement, as determined by our compensation committee. Unless an award agreement provides otherwise, such treatment shall include (without limitation) any of the following with respect to each outstanding award:
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the continuation, assumption or substitution of an award by us or the surviving entity or its parent;

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the cancellation of options and stock appreciation rights without payment of any consideration;

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the cancellation of the awards in exchange for a payment equal to the product of the number of shares subject to the award multiplied by the excess, if any, of the per stock value of property that a holder of our common stock receives in the transaction over (if applicable) the exercise price of such award. Such payments may be subject to vesting based on a participant’s continued service; or

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the assignment of any repurchase, forfeiture or reacquisition rights in favor of us to the surviving entity or its parent.

The compensation committee has the discretion to provide that an award granted under the 2014 Plan will vest on an accelerated basis if a change in control of our company occurs or if the participant is subject to an involuntary termination, either at the time such award is granted or afterward.

A change in control includes:
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our merger or consolidation with or into another entity after which our stockholders own 50% or less of the voting power of the stock of the surviving entity or its parent;

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a sale or other disposition of all or substantially all of our assets; or

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an acquisition of more than 50% of our outstanding voting stock by any person or group.

The compensation committee is not required to treat all awards, or portions thereof, in the same manner.
Changes in Capitalization.   In the event that there is a change in the capital structure of our common stock, such as a stock split, reverse stock split, or dividend paid in common stock, proportionate adjustments will automatically be made to the kind and maximum number of shares:
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reserved for issuance under the 2014 Plan;

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by which the share reserve may increase automatically each year;

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subject to stock awards that can be granted to a participant in a year (as established under the 2014 Plan pursuant to Section 162(m) of the Code);

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that may be issued upon the exercise of incentive stock options; and

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covered by each outstanding option, stock appreciation right and stock unit, the exercise price applicable to each outstanding option and stock appreciation right, and the repurchase price, if any, applicable to restricted shares.

In the event that there is a declaration of an extraordinary dividend payable in a form other than our common stock in an amount that has a material effect on the price of our common stock, a recapitalization, a spin-off or a similar occurrence, the compensation committee may make such adjustments as it deems appropriate, in its sole discretion, to one or more of the foregoing.
Amendments or Termination.   Our board of directors may amend or terminate the 2014 Plan at any time and for any or no reason. If our board of directors amends the 2014 Plan, it does not need to ask for stockholder approval of the amendment unless required by applicable law or exchange listing requirements. The 2014 Plan will continue in effect for 10 years, unless our board of directors decides to terminate the plan earlier or unless our board of directors and stockholders later approve an extension of this term.
Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the 2014 Plan, as amended by the Plan Amendment. It does not describe all federal tax consequences under the 2014 Plan, nor does it describe state or local tax consequences.
Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for us for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options.   No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Stock Appreciation Rights.   The recipient of a grant of stock appreciation rights will not realize taxable income and we will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of a stock appreciation rights, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. In general, we will be entitled to a corresponding deduction, equal to the amount of income realized, subject to the limitations of Section 162(m) of the Code for covered employees.
Restricted Stock.   A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded under the plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. We generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.
Restricted Stock Units.   A participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of restricted stock units. Upon the delivery to a participant of Common Stock or cash in respect of restricted stock units, a participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, generally we will be entitled to a tax deduction in the same amount. Upon disposition of any shares acquired through a restricted stock unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.
Performance Cash Awards and Other Types of Awards.   With respect to performance cash awards and other awards under the 2014 Plan generally when the participant receives payment with respect to an award, the amount of cash and fair market value the stock or of any other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction in the same amount.
Parachute Payments.   The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s Deductions.   As a result of Section 162(m) of the Code (as amended by the Tax Cuts and Jobs Act of 2017), our deduction for certain awards under the 2014 Plan may be limited to the extent that any covered employee, including the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table, receives compensation in an applicable year in excess of  $1 million, including performance-based compensation.
New Plan Benefits
No grants have been issued with respect to the additional shares to be reserved for issuance under the 2014 Plan, as amended by the Plan Amendment. The number of shares that may be granted to our Chief Executive Officer, executive officers, non-employee directors (other than the automatically granted awards) and non-executive officers under the 2014 Plan, as amended by the Plan Amendment, is not determinable at this time, as such grants are subject to the discretion of the compensation committee. Information about the non-qualified stock options automatically granted to non-employee directors can be found herein under the heading “Director Compensation.” The following table provides information with respect to the number of shares granted under the 2014 Plan for the fiscal year ended December 31, 2017 to our executive officers, directors who are not executive officers, and employees. Information about the number of shares granted to our Chief Executive Officer and other named executive officers can be found herein under the heading “Outstanding Equity Awards at 2017 Fiscal Year-End.”
Name and Position	Number of Shares Underlying Awards
Stephen From – Chief Executive Officer	210,000
Barbara Wirostko – Chief Medical Officer	50,000
Michael Manzo – Vice President of Engineering	43,000
All executive officers as a group	448,000
All directors who are not executive officers, as a group	90,000
Employees as a group (excluding executive officers)	58,450
Totals	596,450

Reference is hereby made to the “Equity Compensation Plan Information” table on page 25 of this Proxy Statement which is incorporated by reference into this Proposal 4 and provides certain details on our current plans.
Vote Required
The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the approval of the amendment of the 2014 Plan to increase the maximum number of shares authorized for issuance thereunder by 6,000,000 shares.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE approval of the amendment of the 2014 PLAN to increase the maximum number of shares authorized for issuance thereunder by 6,000,000 shares. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE approval of the amendment of the 2014 PLAN UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 4

APPROVAL OF AN AMENDMENT OF OUR
RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES
OF COMMON STOCK TO 120,000,000
Our Restated Certificate of Incorporation currently authorizes the issuance of 100,000,000 shares of Common Stock, par value $0.01 per share. On May 14, 2018, our Board of Directors approved a proposal to amend our Restated Certificate of Incorporation to increase the number of shares of Common Stock that we are authorized to issue from 100,000,000 shares to 120,000,000 shares, subject to stockholder approval.
Our Board of Directors believes the proposed amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders in order to give the Company more flexibility in considering the planning for and responding quickly to future corporate needs, including, but not limited to, capital raising transactions, grants under equity compensation plans, stock splits, potential strategic transactions, including mergers, acquisitions, stock dividends and other general corporate transactions. If the authorization of an increase in the available Common Stock is not approved, the delay and expense incident to obtaining future approval of stockholders could impair our ability to address those corporate needs.
As of May 16, 2018, of the 100,000,000 currently authorized shares of Common Stock, 41,885,005 were issued and outstanding. Additionally, 57,970,735 shares were reserved for issuance under our 2014 Equity Incentive Plan, our Employee Stock Purchase Plan and pursuant to the conversion of shares underlying preferred stock and the exercise of outstanding warrants.
Based on these issued and reserved shares of Common Stock, we currently have 144,260 shares of Common Stock remaining available for issuance in the future for other corporate purposes.
Text of the Amendment
Our Board of Directors proposes to amend subsection (A) of Article IV of our Restated Certificate of Incorporation so that it would read in its entirety as follows:
“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 130,000,000, consisting of 120,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).”
The Certificate of Amendment attached hereto as Appendix B reflects the changes that will be implemented to our Restated Certificate of Incorporation if this Proposal No. 4 is approved by the stockholders.
Purpose of the Amendment
Our Board of Directors is recommending this increase in the authorized Common Stock primarily to have additional shares available for use as our Board of Directors deems appropriate or necessary. As such, the primary purpose of the proposed amendment is to provide us with greater flexibility with respect to managing our Common Stock in connection with such corporate purposes as may, from time to time, be considered advisable by our Board of Directors.
The newly authorized shares of Common Stock would be issuable for any proper corporate purpose including flexibility in considering the planning for future corporate needs, including, but not limited to, capital raising transactions, grants under equity compensation plans, stock splits, potential strategic transactions, including mergers, acquisitions, stock dividends and other general corporate transactions.
Our Board of Directors has determined that having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization.

Rights of Additional Authorized Shares
Any authorized shares of Common Stock, if and when issued, would be part of the Company’s existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Current stockholders do not have pre-emptive rights with respect to Common Stock, nor do they have cumulative voting rights. Should the Board of Directors issue additional shares of Common Stock, existing Stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of the Company’s then outstanding Common Stock could be reduced.
Potential Adverse Effects of Amendment
Future issuances of Common Stock could have a dilutive effect on the Company’s earnings per share, book value per share and the voting power and interest of current Stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company.
Effectiveness of Amendment
If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Annual Meeting. If the proposed amendment is not approved by the Company’s Stockholders, the number of authorized shares of Common Stock will remain unchanged.
Vote Required
The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such amendment is required for the approval of the proposed amendment to our Restated Certificate of Incorporation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 120,000,000. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 5

APPROVAL OF AN AMENDMENT OF OUR
RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT THE REVERSE STOCK SPLIT
General
Our Board of Directors has unanimously approved, and recommended that our stockholders approve, an amendment (the “Certificate of Amendment”) to our Restated Certificate of Incorporation, to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-15 (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board of Directors, in its discretion. If the stockholders approve the Reverse Stock Split, and the Board of Directors decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on a date to be determined by the Board of Directors that will be specified in the Certificate of Amendment. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the reverse stock split will terminate.
The Reverse Stock Split will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock.
Reasons for the Reverse Stock Split
The principal reason for the reverse stock split is to increase the per share trading price of our Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market.
As previously reported, on March 20, 2018, the Company received written notice (the “Notification Letter”) from the Nasdaq Capital Market (“Nasdaq”) notifying the Company that it was not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market, because the bid price of the Company’s Common Stock had closed below the minimum $1.00 per share for the 30 consecutive business days prior to the date of the Notification Letter. The Notification Letter indicated that we had been provided an initial period of 180 calendar days, or until September 17, 2018, in which to regain compliance. If we are unable to regain compliance with the bid price requirement by September 17, 2018, Nasdaq may grant an additional 180-day period to regain compliance.
If we do not regain compliance by the applicable deadline, the Nasdaq staff will provide written notice that our Common Stock is subject to delisting. The Board of Directors has considered the potential harm to the Company and our stockholders should Nasdaq delist our Common Stock. Delisting from Nasdaq would likely adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also likely negatively affect the value and liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets.
We believe that our best option to meet Nasdaq’s $1.00 minimum bid price requirement before the end of the 180-day grace period is to effect the Reverse Stock Split to increase the per-share trading price of our Common Stock. Given the volatility and fluctuations in the capital markets, the likelihood of our stock price increasing to meet the Nasdaq listing requirements within the 180-day grace period and an additional 180-day period, if applicable, without the Reverse Stock Split cannot be determined and we may have to take additional actions to comply with Nasdaq requirements.
In addition, we believe that the low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.
Further, we believe that a higher stock price could help us establish business development relationships with other companies. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect our reputation in our business community. In practice, however, we believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this may increase our ability to attract business development partners.
We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.
We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the reverse stock split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.
The Board of Directors believes that stockholder adoption of a range of Reverse Stock Split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board of Directors (or any authorized committee of the Board of Directors) may consider, among other things, factors such as:
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the historical trading price and trading volume of our Common Stock;

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the number of shares of our Common Stock outstanding;

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the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

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the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

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the continued listing requirements of Nasdaq; and

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prevailing general market and economic conditions.

The Board of Directors (or any authorized committee of the Board of Directors) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.
Reverse Stock Split Amendment to the Charter
If the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it, the following paragraph shall be added after subsection (A) of ARTICLE IV of the Charter:
“Upon the effectiveness of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each __ shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
The Certificate of Amendment attached hereto as Appendix C reflects the changes that will be implemented to our Restated Certificate of Incorporation if the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it.
Principal Effects of the Reverse Stock Split
If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors implements the Reverse Stock Split, we will amend the existing provision of Article IV of our Charter in the manner set forth above.
By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including two (2) and fifteen (15), with the exact number to be determined by the Board of Directors, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.
As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares,” below. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, our Common Stock will continue to be listed on The Nasdaq Capital Market, under the symbol “EYEG,” although it would receive a new CUSIP number.
Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including two and fifteen, depending on the exchange ratio selected by the Board of Directors.
The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of Common Stock or other securities convertible into Common Stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on the date specified in the Certificate of Amendment as filed with the office of the Secretary of State of the State of Delaware (the “effective time”). The Board of Directors will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
Except as described below under the section titled “Fractional Shares,” at the effective time, each whole number of issued and outstanding pre-reverse split shares that the Board of Directors has determined will be combined into one post-reverse split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the effective time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-split shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported by Nasdaq, on the last trading day prior to the effective date of the Reverse Stock Split.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
Risks Associated with the Reverse Stock Split
We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied, and the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:
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The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or the Company may fail to meet the other requirements for continued listing on Nasdaq, resulting in the delisting of our Common Stock.

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Although the Board of Directors believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.
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The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of Common Stock being delisted from The Nasdaq Capital Market.

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The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Book-Entry Shares
If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our Common Stock owned in book-entry form.
Certificated Shares
As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Principal Effects of Reverse Stock Split on Outstanding Options, Warrants, and Option Plan
As of the Record Date, there were outstanding stock options to purchase an aggregate of 2,120,528 shares of our Common Stock with a weighted average exercise price of  $2.27 per share, and warrants to purchase an aggregate of 42,753,206 shares of common stock with a weighted average exercise price of $0.97 per share. When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such rights will be reduced to between and including one-half and one-fifteenth the number currently covered, and the exercise or conversion price per share will be increased by between and including two and fifteen times the current exercise or conversion price, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split.

In addition, the number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under the Company’s equity incentive plan and employee stock purchase plan will be proportionately adjusted by the Compensation Committee for the reverse stock split ratio, such that fewer shares will be subject to such plans. Further, the Compensation Committee will proportionately adjust the per share exercise price under such plans to reflect the Reverse Stock Split.
Accounting Matters
The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.
Effect on Par Value
The proposed amendment to our Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.01 per share.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Dissenters’ Appraisal Rights
Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.
Material United States Federal Income Tax Consequences of the Reverse Stock Split
The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.
The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock but does not purport to be a complete analysis of all potential tax effects. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

This discussion is limited to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
Exchange Pursuant to Reverse Stock Split
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
Cash in Lieu of Fractional Shares
A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the U.S. Holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.
Information Reporting and Backup Withholding
A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. Holder of our Common Stock will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.
Vote Required
The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval of the Certificate of Amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split of our Common Stock.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CERTIFICATE OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT OF OUR COMMON STOCK. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE CERTIFICATE OF AMENDMENT UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452 or by telephone at (781) 788-8869. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS
The board of directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.
THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2017. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2017 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO Eyegate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

Appendix A
EYEGATE PHARMACEUTICALS, INC.
2014 EQUITY INCENTIVE PLAN
(marked to show proposed amendments)
ARTICLE 1. INTRODUCTION.
The Board adopted the Plan to become effective immediately, although no Awards may be granted prior to the Registration Date. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute ISOs or NSOs), SARs, Restricted Shares, Stock Units and Performance Cash Awards.
ARTICLE 2. ADMINISTRATION.
2.1 General.   The Plan may be administered by the Board or one or more Committees. Each Committee shall have the authority and be responsible for such functions as have been assigned to it.
2.2 Section 162(m).   To the extent an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Code Section 162(m).
2.3 Section 16.   To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.
2.4 Powers of Administrator.   Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) determine whether and to what extent any Performance Goals have been attained, (d) interpret the Plan and Awards granted under the Plan, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan.
2.5 Effect of Administrator’s Decisions.   The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.
2.6 Governing Law.   The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).
ARTICLE 3. SHARES AVAILABLE FOR GRANTS.
3.1 Basic Limitation.   Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of  (a) ~~1,690,123~~8,040,123 Common Shares, which includes (i) the 728,597 Common Shares originally reserved and available for issuance under the Plan, plus (ii) ~~711,526~~1,061,526 Common Shares previously added through January 1, ~~2017~~2018 in accordance with the evergreen provision of Section 3.2 of the Plan, plus (iii) an additional 250,000 Common Shares reserved and available for issuance under the Plan in accordance with an amendment dated as of June 21, 2017, plus (iv) an additional 6,000,000 Common Shares reserved and available for issuance under the Plan in accordance with an amendment dated as of

July 10, 2018 and (b) the additional Common Shares described in Articles 3.2 and 3.3. The number of Common Shares that are subject to Stock Awards outstanding at any time under the Plan may not exceed the number of Common Shares that then remain available for issuance under the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.
3.2 Annual Increase in Shares.   As of the first business day of each fiscal year of the Company during the term of the Plan, commencing on the first day of the Company’s 2016 fiscal year, the aggregate number of Common Shares that may be issued under the Plan shall automatically increase by a number equal to the least of  (a) 4% of the total number of Common Shares outstanding on the last calendar day of the prior fiscal year, (b) subject to adjustment under Article 9, 350,000 Common Shares, or (c) a number of Common Shares determined by the Board.
3.3 Shares Returned to Reserve.   To the extent that Options, SARs or Stock Units granted under this Plan are forfeited or expire for any other reason before being exercised or settled in full, the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued to the Participant in settlement of such SARs shall reduce the number available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued to the Participant in settlement of such Stock Units shall reduce the number available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options or otherwise under the Plan are reacquired by the Company pursuant to a forfeiture provision, repurchase right or for any other reason prior to the shares having become vested, then such Common Shares shall again become available for issuance under the Plan. Common Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.
3.4 Awards Not Reducing Share Reserve in Article 3.1.   Any dividend equivalents paid or credited under the Plan with respect to Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.
3.5 Code Section 162(m) and 422 Limits.   Subject to adjustment in accordance with Article 9:
(a) The aggregate number of Common Shares subject to Options and SARs that may be granted under this Plan during any fiscal year to any one Participant shall not exceed 1,000,000, except that the Company may grant to a new Employee in the fiscal year in which his or her Service as an Employee first commences Options and/or SARs that cover (in the aggregate) up to an additional 1,000,000 Common Shares;
(b) The aggregate number of Common Shares subject to Restricted Share awards and Stock Units that may be granted under this Plan during any fiscal year to any one Participant shall not exceed 1,000,000, except that the Company may grant to a new Employee in the fiscal year in which his or her Service as an Employee first commences Restricted Share awards and Stock Units that cover (in the aggregate) up to an additional 1,000,000 Common Shares;
(c) No Participant shall be paid more than $6 million in cash in any fiscal year pursuant to Performance Cash Awards granted under the Plan; and
(d) No more than ~~1,690,123~~8,040,123 Common Shares plus the additional Common Shares described in Article 3.2 may be issued under the Plan upon the exercise of ISOs.

ARTICLE 4. ELIGIBILITY.
4.1 Incentive Stock Options.   Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.
4.2 Other Awards.   Awards other than ISOs may only be granted to Service Providers.
ARTICLE 5. OPTIONS.
5.1 Stock Option Agreement.   Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
5.2 Number of Shares.   Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.
5.3 Exercise Price.   Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).
5.4 Exercisability and Term.   Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.
5.5 Death of Optionee.   After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.
5.6 Modification or Assumption of Options.   Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option.
5.7 Buyout Provisions.   The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.
5.8 Payment for Option Shares.   The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:
(a) Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;

(b) By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;
(c) Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure;
(d) By delivering a full-recourse promissory note, on such terms approved by the Administrator; or
(e) Through any other form or method consistent with applicable laws, regulations and rules.
ARTICLE 6. STOCK APPRECIATION RIGHTS.
6.1 SAR Agreement.   Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.
6.2 Number of Shares.   Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.
6.3 Exercise Price.   Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.
6.4 Exercisability and Term.   Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.
6.5 Exercise of SARs.   Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.
6.6 Death of Optionee.   After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.
6.7 Modification or Assumption of SARs.   Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, impair his or her rights or obligations under such SAR.

ARTICLE 7. RESTRICTED SHARES.
7.1 Restricted Stock Agreement.   Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
7.2 Payment for Awards.   Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, full-recourse promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.
7.3 Vesting Conditions.   Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.
7.4 Voting and Dividend Rights.   The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Stock Award with respect to which the dividends were paid. In addition, unless the Administrator provides otherwise, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.
ARTICLE 8. STOCK UNITS.
8.1 Stock Unit Agreement.   Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.
8.2 Payment for Awards.   To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
8.3 Vesting Conditions.   Each Award of Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals. A Stock Unit Agreement may provide for accelerated vesting upon certain specified events.
8.4 Voting and Dividend Rights.   The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Stock Units to which they attach.
8.5 Form and Time of Settlement of Stock Units.   Settlement of vested Stock Units may be made in the form of  (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors, including Performance Goals. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units shall be settled in such manner and at such time(s) as specified in the Stock Unit Agreement. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 9.
8.6 Death of Recipient.   Any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.
8.7 Modification or Assumption of Stock Units.   Within the limitations of the Plan, the Administrator may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (whether granted by the Company or by another issuer) in return for the grant of new Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.
8.8 Creditors’ Rights.   A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.
9.1 Adjustments.   In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding proportionate adjustments shall automatically be made in each of the following:
(a) The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1, 3.2 and 3.5;
(b) The number and kind of shares covered by each outstanding Option, SAR and Stock Unit; and
(c) The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.
In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Any adjustment in the number of and kind of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
9.3 Corporate Transactions.   In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator shall include (without limitation) one or more of the following with respect to each outstanding Award:
(a) The continuation of such outstanding Awards by the Company (if the Company is the surviving entity);
(b) The assumption of such outstanding Awards by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;
(c) The substitution by the surviving entity or its parent of an equivalent award for outstanding Awards (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;
(d) The cancellation of outstanding Options and SARs without payment of any consideration. The Optionees shall be able to exercise such Options and SARs (to the extent the Options and SARs are vested or become vested as of the effective date of the transaction) during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of the transaction;
(e) Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to Options and SARs, followed by cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of the transaction. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation;
(f) The cancellation of the Options and SARs and a payment to the Optionee with respect to each Share subject to the portion of the Award that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (B) the per-share Exercise Price of the Option or SAR (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares, but only to the extent the application of such provisions does not adversely affect the status of the Option or SAR as exempt from Code Section 409A. If the Spread applicable to an Option or SAR is zero or a negative number, then the Option or SAR may be cancelled without making a payment to the Optionee;
(g) The cancellation of outstanding Stock Units and a payment to the holder thereof with respect to each Common Share subject to the Stock Unit (whether or not such Stock Unit is then vested) equal to the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction (the “Transaction Value”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Transaction Value. In addition, such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested, and if required under applicable tax rules, such payment may be deferred until the settlement date specified in the Stock Unit Agreement. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. In the event that a Stock Unit is subject to Code Section 409A, the payment described in this clause (g) shall be made on the settlement date specified in the applicable Stock Unit Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or

(h) The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.
For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s Service following a transaction.
Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.
ARTICLE 10. OTHER AWARDS.
10.1 Performance Cash Awards.   A Performance Cash Award is a cash award that may be granted subject to the attainment of specified Performance Goals during a Performance Period. A Performance Cash Award may also require the completion of a specified period of continuous Service. The length of the Performance Period, the Performance Goals to be attained during the Performance Period, and the degree to which the Performance Goals have been attained shall be determined conclusively by the Administrator. Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Administrator which shall contain provisions determined by the Administrator and not inconsistent with the Plan. The terms of various Performance Cash Awards need not be identical.
10.2 Awards Under Other Plans.   The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.
ARTICLE 11. LIMITATION ON RIGHTS.
11.1 Retention Rights.   Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws and a written employment agreement (if any).
11.2 Stockholders’ Rights.   Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.
11.3 Regulatory Requirements.   Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.
11.4 Transferability of Awards.   The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution. An ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

11.5 Other Conditions and Restrictions on Common Shares.   Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.
ARTICLE 12. TAXES.
12.1 General.   As a condition to an Award under the Plan, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.
12.2 Share Withholding.   To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.
12.3 Section 162(m) Matters.   The Administrator, in its sole discretion, may determine whether an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m). The Administrator may grant Awards that are based on Performance Goals but that are not intended to qualify as performance-based compensation. With respect to any Award that is intended to qualify as performance-based compensation, the Administrator shall designate the Performance Goal(s) applicable to, and the formula for calculating the amount payable under, an Award within 90 days following commencement of the applicable Performance Period (or such earlier time as may be required under Code Section 162(m)), and in any event at a time when achievement of the applicable Performance Goal(s) remains substantially uncertain. Prior to the payment of any Award that is intended to constitute performance-based compensation, the Administrator shall certify in writing whether and the extent to which the Performance Goal(s) were achieved for such Performance Period. The Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable under an Award that is intended to constitute performance-based compensation.
12.4 Section 409A Matters.   Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of  (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).
12.5 Limitation on Liability.   Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

ARTICLE 13. FUTURE OF THE PLAN.
13.1 Term of the Plan.   The Plan, as set forth herein, shall become effective on the Registration Date. The Plan shall remain in effect until the earlier of  (a) the date when the Plan is terminated under Article 13.2 or (b) the 10th anniversary of the date when the Board adopted the Plan.
13.2 Amendment or Termination.   The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.
13.3 Stockholder Approval.   An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
ARTICLE 14. DEFINITIONS.
“Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.
“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
“Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share, a Stock Unit or a Performance Cash Award.
“Award Agreement” means a Stock Option Agreement, an SAR Agreement, a Restricted Stock Agreement, a Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.
“Board” means the Company’s Board of Directors, as constituted from time to time.
“Change in Control” means:
(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;
(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;
(c) The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or
(d) Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.
“Common Share” means one share of the common stock of the Company.
“Company” means Eyegate Pharmaceuticals, Inc., a Delaware corporation.
“Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act of 1933, as amended.
“Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.
“Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are no longer traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons.
“ISO” means an incentive stock option described in Code Section 422(b).
“NSO” means a stock option not described in Code Sections 422 or 423.
“Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.
“Optionee” means an individual or estate holding an Option or SAR.
“Outside Director” means a member of the Board who is not an Employee.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
“Participant” means an individual or estate holding an Award.
“Performance Cash Award” means an award of cash granted under Article 10.1 of the Plan.
“Performance Goal” means a goal established by the Administrator for the applicable Performance Period based on one or more of the performance criteria set forth in Appendix A. Depending on the performance criteria used, a Performance Goal may be expressed in terms of overall Company performance or the performance of a business unit, division, Subsidiary, Affiliate or an individual. A Performance Goal may be measured either in absolute terms or relative to the performance of one or more comparable companies or one or more relevant indices. The Administrator may adjust the results under any performance criterion to exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) extraordinary, unusual or non-recurring items, (f) exchange rate effects for

non-U.S. dollar denominated net sales and operating earnings, or (g) statutory adjustments to corporate tax rates; provided, however, that if an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), such adjustment(s) shall only be made to the extent consistent with Code Section 162(m).
“Performance Period” means a period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to a Performance Cash Award or an Award of Restricted Shares or Stock Units that vests based on the achievement of Performance Goals. Performance Periods may be of varying and overlapping duration, at the discretion of the Administrator.
“Plan” means this Eyegate Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended from time to time.
“Registration Date” means February 2, 2015, the effective date of the initial registration statement filed by the Company with the Securities and Exchange Commission pursuant to Form S-1.
“Restricted Share” means a Common Share awarded under the Plan.
“Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.
“SAR” means a stock appreciation right granted under the Plan.
“SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.
“Service” means service as an Employee, Outside Director or Consultant.
“Service Provider” means any individual who is an Employee, Outside Director or Consultant.
“Stock Award” means any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.
“Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.
“Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.
“Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
“Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, Awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by NASDAQ Marketplace Rule 5635 or any successor thereto.

APPENDIX A
PERFORMANCE CRITERIA
The Administrator may establish Performance Goals derived from one or more of the following criteria when it makes Awards of Restricted Shares or Stock Units that vest entirely or in part on the basis of performance or when it makes Performance Cash Awards:
•
Earnings (before or after taxes)

•
Earnings per share

•
Earnings before interest, taxes and depreciation

•
Earnings before interest, taxes, depreciation and amortization

•
Total stockholder return

•
Return on equity or average stockholders’ equity

•
Return on assets, investment or capital employed

•
Operating income

•
Gross margin

•
Operating margin

•
Net operating income

•
Net operating income after tax

•
Return on operating revenue

•
Objective corporate or individual strategic goals

•
Sales or revenue (using a measure thereof that complies with Section 162(m))

•
Expense or cost reduction

•
Working capital

•
Economic value added (or an equivalent metric)

•
Market share

•
Cash measures including cash flow and cash balance

•
Operating cash flow

•
Cash flow per share

•
Share price

•
Debt reduction

•
Customer satisfaction

•
Stockholders’ equity

•
Contract awards or backlog

•
Objective individual performance goals

•
To the extent that an Award is not intended to comply with Code Section 162(m), other measures of performance selected by the Administrator

Appendix B
FORM OF CERTIFICATE OF AMENDMENT
TO THE RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware
EyeGate Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST:   The name of the Corporation is EyeGate Pharmaceuticals, Inc.
SECOND:   The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is December 28, 2004, and was amended and restated by the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on February 18, 2015 (as amended and restated, the “Certificate”).
THIRD:   The Corporation hereby amends the Certificate as follows:
ARTICLE IV, Subsection (A) of the Certificate is hereby deleted in its entirety and amended to read as follows:
“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 130,000,000, consisting of 120,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).”
FOURTH:   This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, EyeGate Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its president and chief executive officer this __ day of ______, 2018.
EYEGATE PHARMACEUTICALS, INC.

By:

Name: Stephen From
Title:  President and Chief Executive Officer
B-1

Appendix C
FORM OF CERTIFICATE OF AMENDMENT
TO THE RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware
EyeGate Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST:   The name of the Corporation is EyeGate Pharmaceuticals, Inc.
SECOND:   The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is December 28, 2004, and was amended and restated by the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on February 18, 2015, as amended by a Certificate of Amendment to the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on _______, 2018 and effective as of that date (as amended and restated, the “Certificate”).
THIRD:   The Corporation hereby amends the Certificate as follows:
ARTICLE IV, Subsection (A) of the Certificate is hereby amended by adding the following paragraph at the end of such section:
“Upon the effectiveness of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each __ shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
FOURTH:   This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
FIFTH:   The Certificate of Amendment shall be effective on _______, 20__ at 12:01 am ET.
IN WITNESS WHEREOF, EyeGate Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its president and chief executive officer this __ day of ______, 20__.
EYEGATE PHARMACEUTICALS, INC.

By:

Name: Stephen From
Title:  President and Chief Executive Officer
C-1

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000383529_1 R1.0.1.17 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following Class III directors to hold office until the annual meeting of stockholders in 2021: 1. Election of Directors Nominees 01 Stephen From 02 Peter Greenleaf EYEGATE PHARMACEUTICALS, INC. 271 WAVERLEY OAKS ROAD, SUITE 108 WALTHAM, MA 02452 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 07/09/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 07/09/2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2 The ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 3 The approval of an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 6,000,000 shares 4 The approval of an amendment to the Companys Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 120,000,000 For Against Abstain 5 The approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-15, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the Reverse Stock Split) NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000383529_2 R1.0.1.17 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice & Proxy Statement are available at www.proxyvote.com EYEGATE PHARMACEUTICALS, INC. Annual Meeting of Stockholders July 10, 2018 10:00 a.m. This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Stephen From and Sarah Romano, or either of them, as proxies, each with the power to appoint (his/ her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EYEGATE PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 AM, EDT on July 10, 2018 at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side